EXHIBIT 99.2
                                  ------------

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO SECTION 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)


In connection with the Constellation Brands, Inc. quarterly report on Form 10-Q for the fiscal quarter ended May 31, 2003, I, Thomas S. Summer, certify that, to the best of my knowledge:

1. The quarterly report on Form 10-Q for the fiscal quarter ended May 31, 2003 of Constellation Brands, Inc. fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the quarterly report on Form 10-Q for the fiscal quarter ended May 31, 2003 of Constellation Brands, Inc. fairly presents, in all material respects, the financial condition and results of operations operations of Constellation Brands, Inc.



Dated: July 15, 2003                    /s/ Thomas S. Summer
                                            -------------------------------
                                            Thomas S. Summer,
                                            Executive Vice President and
                                            Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Constellation Brands, Inc., and will be retained by Constellation Brands, Inc., and furnished to the Securities and Exchange Commission or its staff upon request.